UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22839

Eagle Growth and Income Opportunities Fund

(Exact name of registrant as specified in charter)

33 Plymouth Street, Suite 302
Montclair, NJ 07042

(Address of principal executive offices) (Zip code)

Stephanie Trell
33 Plymouth Street, Suite 302

Montclair, NJ 07042

(Name and address of agent for service)

Copies of Communications to:

Stephen H. Bier

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant's telephone number, including area code: (212) 701-4500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Beginning on September 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary or if you are a direct investor, by calling 1-833-845-7513.
Beginning on September 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-833-845-7513 or send an email request to egif@thlcredit.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
Semi-Annual Report
June 30, 2019 (Unaudited)
Eagle Growth and Income
Opportunities Fund
(NYSE: EGIF)
1-855-456-3927
www.fwcapitaladvisors.com/funds/egif

Eagle Growth and Income Opportunities Fund
Manager Commentary (unaudited)June 30, 2019

Fellow Shareholders:
On behalf of the management teams of Four Wood Capital Advisors LLC (“FWCA”) and Eagle Asset Management Inc. (“Eagle”), I am pleased to share with you the performance highlights for the Fund for the six-month period ended June 30, 2019, along with market highlights for the same period.
First Half 2019 Market Overview
Despite an escalation in the U.S-China trade conflict and the slowing global economy, the broad U.S. equity market, as measured by the S&P 500 Index(1), rose more than 17% in the first half of 2019 making it the strongest first halves on record. We believe the main catalyst was a perceived shift in the Federal Reserve’s outlook regarding interest rates, signaling no more rate hikes expected this year or maybe even a rate cut if economic conditions erode. This raised the appetite in equities. Cyclical sectors performed best during the quarter, including financial, technology and materials. Defensive sectors, including healthcare, utilities and REITs posted positive returns but lagged most sectors.
The overall domestic bond market, as measure by the Bloomberg Barclays Aggregate Bond Index(2) gained in the first half of the year with a total return of 6.11%. We saw demand grow in the same period for U.S government bonds marked by a drop in yield amid weak global economic and inflation data, escalating geopolitical tensions, and the rising probability the Fed will cut interest rates in the coming months. Inflation appears to hit a multi-year low at 1.7%. Moderate and slowing growth, along with little fear of rising inflation drove the yield on the benchmark 10-year U.S. Treasury Note to 2.01% lower than year-end 2018 at 2.7%. Although interest rates fell broadly, the steeper decline on the longer end of the yield curve, as measured by the 3-monthU.S. Treasury bill and the 10-year Treasury note, inverted to -.12%. Investment-grade corporate bonds as measured by the Bloomberg Barclays Corporate Bond index gained 9.85% for the year.
Possibly more worrisome for investors in the near-term might be the recent slowing in manufacturing activity, which has been a weak spot for the U.S. and global economies as escalating trade concerns and tariffs have put downward pressure on the market. Consequently, corporate earnings are expected to decline versus last year in the third quarter of 2019. Fortunately, employment data has so far been unaffected and remained solid but we continue to monitor. We feel that we have positioned our strategy for the current economic backdrop.
Eagle Growth and Income Opportunities Fund Performance
As of June 30, 2019, the Fund had total investments in securities recorded at fair value of  $186.3 million and net assets of  $129.9 million. The Fund’s Net Asset Value (“NAV”) per share increased from $16.03 at December 31, 2018 to $18.09 at June 30, 2019. The Fund’s leverage as a percentage of Managed Assets (defined as total assets of the Fund, including any assets attributable to borrowings for investment purposes, minus the sum of the Fund’s accrued liabilities, other than liabilities representing borrowings for investment purposes) as of June 30, 2019 was 30.9%, down slightly from 32.3% at December 31, 2018 due to market appreciation.
The Fund was invested in 167 securities at June 30, 2019, across 42 industries. The top 10 holdings covered 22.9% of the Fund’s total investments, and the top 5 industries covered 49.2%. The Fund’s total investments were invested across 7 asset classes as of June 30, 2019, with the top three allocations (as a percentage of total investments held at fair value) to common stock at 49.5%, corporate bonds at 21.7%, and preferred stock at 17.8%. This allocation is consistent with the allocation at the end of 2018. Additionally, the Fund was invested in high yield bond exchange-traded funds, master limited partnerships, mortgage-backed securities and municipal bonds.
During the six-month period ended June 30, 2019, the Fund earned $3.3 million in dividend income (76.7% of total investment income), of which $2.1 million was generated from its common stock holdings, $1.0 million was generated from it preferred stock holdings, and $0.2 million was generated from its exchange-traded funds. The remaining $1.0 million of total investment income was interest earned on the Fund’s portfolio of fixed income instruments. Net of fund expenses, the Fund generated $2.1 million in net investment income for that period.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019   1

Eagle Growth and Income Opportunities Fund
Manager Commentary (unaudited) (concluded)June 30, 2019

The Fund declared and paid monthly distributions during the first half of 2019 at $0.080/share.
For the six-month period ended June 30, 2019, the Fund had returns of 15.92% and 25.60% on a NAV and market price basis, respectively. Over that same period, the Benchmark Composite(3) returned 10.57%. Since inception through June 30, 2019, on an annualized basis, the Fund had returns of 4.14% and -0.34% on a NAV and market price basis, respectively, compared to a return on the Benchmark Composite of 4.75%. During the six-month period ended June 30, 2019, the Fund traded at an average discount to NAV of 13.5%(4).
On behalf of the management team and Board of Trustees, I thank you for your continued commitment and investment in the Fund.
Sincerely,
Steven A. Baffico
President – Eagle Growth and Income Opportunities Fund
Managing Partner & CEO – Four Wood Capital Advisors LLC
The views expressed reflect the opinion of Four Wood Capital Advisors LLC and Eagle Asset Management Inc., as of the date of this report and are subject to change at any time based on changes in the market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results. FWCA and Eagle are not obligated to publicly update or revise any of the views expressed herein.

(1)
S&P 500® Index (registered trademark of The McGraw-Hill Companies, Inc.) is an unmanaged index of 500 common stocks primarily traded on the New York Stock Exchange, weighted by market capitalization. Index performance includes the reinvestment of dividends and capital gains. It is not possible to invest directly in an index.

(2)
Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark index that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-thrus), asset-backed securities and commercial mortgage backed securities (agency and non-agency). It is not possible to invest directly in an index.

(3)
S&P High Dividend Index (45%) / Alerian MLP Index (5%) / S&P Preferred Stock Index (25%) / Barclays Aggregate Bond Index (25%).

S&P 500 High Dividend Index: is designed to measure the performance of 80 high yield companies within the S&P 500 and is equally weighted to best represent the performance of this group, regardless of constituent size. All the securities in the index are large cap U.S. equities. The index is revised twice on annual basis, and it’s equally weighted at the time of revision.
S&P Preferred Stock Index: is an index that includes all preferred stocks issued by US corporations and those trading in major exchanges, subject to related criteria. The S&P Preferred Stock Index consists of 289 US preferred stocks that trade on NYSE and NASDAQ. OTC stocks and other unregistered securities are excluded.
Alerian MLP Index: is a cap-weighted index, whose constituents represent approximately 85% of total market capitalization, was developed with a base level of 100 as of December 29, 1995.
(4)
Source: Bloomberg.

2   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019

Eagle Growth and Income Opportunities Fund
Performance & Statistics (unaudited)June 30, 2019

EGIF’s Portfolio Composition(1)
Top 10 Holdings(1)
Cisco Systems, Inc., Common Stock	2.61%
AT&T, Inc., Common Stock	2.54%
Southern Co. (The), Common Stock	2.48%
EPR Properties, Common Stock	2.42%
Seagate Technology PLC, Common Stock	2.41%
Pfizer, Inc., Common Stock	2.40%
Merck & Co., Inc., Common Stock	2.06%
Plains All American Pipeline LP, MLP	2.04%
CenterPoint Energy, Inc., Common Stock	2.01%
Bank of Montreal, Common Stock	1.97%
EGIF Total Return
	6 Month	1 Year	3 Year	Since Inception(2)
EGIF NAV	15.92%	2.41%	2.22%	4.14%
EGIF Market Price	25.60%	6.39%	1.25%	(0.34)%
EGIF Benchmark	10.57%	4.78%	14.75%	4.75%
*
S&P High Dividend Index (45%) / Alerian MLP Index (5%) / S&P Preferred Stock Index (25%) / Barclays Aggregate Bond Index (25%)

Data shown represents past performance and is no guarantee of future results. Market price and net asset value (NAV) of a Fund’s shares will fluctuate with market conditions. Current performance may be higher or lower than the performance shown.
EGIF’s Industry Allocation(1)(3)
Banks	15.69%
Real Estate Investment Trusts (REITs)	10.01%
Telecommunications	9.32%
Pipelines	8.02%
Electric Utilities	6.19%
Oil, Gas & Consumable Fuels	5.70%
Pharmaceuticals	4.65%
Agriculture	3.92%
Multi-Utilities	3.75%
Hotels, Restaurants & Leisure	3.30%
Capital Markets	3.23%
Debt Fund	3.14%
Technology Hardware, Storage & Peripherals	3.01%
Insurance	1.97%
Media	1.67%
Chemicals	1.67%
Automobiles	1.44%
Commercial Services	1.23%
Money Market Fund	1.07%
Aerospace/Defense	1.05%
Commercial MBS	0.96%
Trucking & Leasing	0.89%
Forest Products & Paper	0.81%
Venture Capital	0.78%
Home Builders	0.71%
Healthcare - Services	0.64%
Food Products	0.64%
Auto Parts & Equipment	0.55%
Other(4)	3.98%
(1)
As a percentage of fair value of total investments held.

(2)
Operations commenced on June 19, 2015.

(3)
Industry classifications are based upon Global Industry Classification Standard (“GICS”).

(4)
Other includes all industries in the Schedule of Investments representing less than 0.50% on an individual basis.

The information shown is subject to change and is provided for informational purposes only. Information is shown as of June 30, 2019. Current information may differ from that shown.

   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019   3

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (unaudited)June 30, 2019

Investments	Shares	Value
COMMON STOCKS – 71.0% (49.5% of Total Investments)
Aerospace & Defense – 1.1%
Lockheed Martin Corp.	3,962	$1,440,345
Agriculture – 4.9%
Altria Group, Inc.	67,871	3,213,692
Philip Morris International, Inc.	40,752	3,200,254
Total Agriculture		6,413,946
Automobiles – 1.5%
Ford Motor Co.	186,020	1,902,985
Banks – 6.7%
Bank of Montreal (Canada)	48,719	3,675,849
Huntington Bancshares, Inc.	227,254	3,140,650
Umpqua Holdings Corp.	110,771	1,837,691
Total Banks		8,654,190
Chemicals – 1.5%
LyondellBasell Industries NV, Class A (Netherlands)	22,717	1,956,615
Electric Utilities – 6.9%
Evergy, Inc.	14,044	844,747
PPL Corp.	114,621	3,554,397
Southern Co. (The)	83,537	4,617,925
Total Electric Utilities		9,017,069
Hotels, Restaurants & Leisure – 0.7%
Carnival Corp.	18,436	858,196
Multi-Utilities – 5.4%
CenterPoint Energy, Inc.	130,871	3,746,837
National Grid PLC, ADR (United Kingdom)	61,017	3,244,884
Total Multi-Utilities		6,991,721
Oil, Gas & Consumable Fuels – 5.7%
Occidental Petroleum Corp.	39,910	2,006,675
Schlumberger Ltd.	54,110	2,150,331
TOTAL SA, ADR (France)	57,314	3,197,548
Total Oil, Gas & Consumable Fuels		7,354,554
Pharmaceuticals – 6.4%
Merck & Co., Inc.	45,668	3,829,262
Pfizer, Inc.	103,169	4,469,281
Total Pharmaceuticals		8,298,543
Pipelines – 2.7%
Energy Transfer LP	248,653	3,501,034
Real Estate Investment Trusts (REITs) – 13.0%
Crown Castle International Corp.	27,655	3,604,829
Digital Realty Trust, Inc.	25,723	3,029,912
EPR Properties	60,433	4,507,698
See accompanying Notes to Financial Statements.
4   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (unaudited) (continued)June 30, 2019

Investments	Shares	Value
COMMON STOCKS (continued)
Real Estate Investment Trusts (REITs) (continued)
Highwoods Properties, Inc.	52,894	$2,184,522
Host Hotels & Resorts, Inc.	146,703	2,672,929
Weyerhaeuser Co.	32,309	851,019
Total Real Estate Investment Trusts (REITs)		16,850,909
Technology Hardware, Storage & Peripherals – 3.4%
Seagate Technology PLC (Ireland)	95,135	4,482,761
Telecommunications – 11.1%
AT&T, Inc.	141,041	4,726,284
CenturyLink, Inc.	222,694	2,618,882
Cisco Systems, Inc.	88,929	4,867,084
Verizon Communications, Inc.	39,392	2,250,465
Total Telecommunications		14,462,715
Total Common Stocks (Cost $97,291,484)		92,185,583
PREFERRED STOCKS – 25.5% (17.8% of Total Investments)
Banks – 14.8%
Bank of America Corp., Series W, 6.63%	20,000	509,200
Bank of America Corp., Series Y, 6.50%	40,000	1,020,800
BB&T Corp., Series E, 5.63%	40,000	1,006,000
BOK Financial Corp., 5.38%	30,000	780,900
Capital One Financial Corp., Series D, 6.70%	60,000	1,528,200
Citigroup, Inc., Series J, 7.13%	20,000	552,000
Citigroup, Inc., Series K, 6.88%	20,000	548,200
Fifth Third Bancorp, Series I, 6.63%	40,000	1,102,000
First Horizon National Corp., Series A, 6.20%	25,857	677,195
First Republic Bank, Series I, 5.50%	56,640	1,434,125
Huntington Bancshares, Inc., Series D, 6.25%	20,000	517,800
JPMorgan Chase & Co., Series AA, 6.10%	40,000	1,043,600
JPMorgan Chase & Co., Series Y, 6.13%	40,000	1,030,400
PNC Financial Services Group, Inc. (The), Series P, 6.13%	20,000	538,400
Regions Financial Corp., Series B, 6.38%	40,000	1,094,800
TCF Financial Corp., Series C, 5.70%	50,000	1,252,000
US Bancorp, Series F, 6.50%	50,000	1,340,000
Wells Fargo & Co., Series Q, 5.85%	40,000	1,050,400
Wells Fargo & Co., Series R, 6.63%	80,000	2,266,400
Total Banks		19,292,420
Capital Markets – 4.6%
Apollo Global Management LLC, Series A, 6.38%	60,000	1,536,600
Goldman Sachs Group, Inc. (The), Series K, 6.38%	40,000	1,098,000
Morgan Stanley, Series I, 6.38%	60,000	1,609,200
Northern Trust Corp., Series C, 5.85%	20,000	504,600
Oaktree Capital Group LLC, Series A, 6.63%	10,000	258,300
See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019   5

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (unaudited) (continued)June 30, 2019

Investments	Shares	Value
PREFERRED STOCKS (continued)
Capital Markets (continued)
State Street Corp., Series E, 6.00%	40,000	$1,014,000
Total Capital Markets		6,020,700
Electric Utilities – 0.8%
DTE Energy Co., Series B, 5.38%	20,000	519,200
Southern Co. (The), 6.25%	20,000	531,400
Total Electric Utilities		1,050,600
Insurance – 2.4%
Allstate Corp. (The), Series E, 6.63%	40,000	1,015,200
Hartford Financial Services Group, Inc. (The), 7.88%	20,000	557,600
WR Berkley Corp., 5.75%	60,000	1,546,800
Total Insurance		3,119,600
Pipelines – 1.0%
Energy Transfer Operating LP, Series D, 7.63%	20,000	488,400
Energy Transfer Operating LP, Series E, 7.60%	30,000	747,900
Total Pipelines		1,236,300
Real Estate Investment Trusts (REITs) – 0.8%
EPR Properties, Series G, 5.75%	40,000	999,600
Venture Capital – 1.1%
Carlyle Group LP (The), Series A, 5.88%	60,000	1,450,200
Total Preferred Stocks (Cost $32,936,087)		33,169,420
MASTER LIMITED PARTNERSHIPS – 8.3% (5.8% of Total Investments)
Hotels, Restaurants & Leisure – 2.6%
Cedar Fair LP	72,111	3,438,973
Pipelines – 5.7%
Enterprise Products Partners LP	123,107	3,554,099
Plains All American Pipeline LP	155,830	3,794,461
Total Pipelines		7,348,560
Total Master Limited Partnerships
(Cost $10,897,246)		10,787,533
EXCHANGE-TRADED FUNDS – 4.5% (3.1% of Total Investments)
Debt Funds – 4.5%
iShares iBoxx High Yield Corporate Bond ETF(a)	33,580	2,927,504
SPDR Bloomberg Barclays High Yield Bond ETF(a)	26,886	2,928,961
Total Exchange-Traded Funds (Cost $5,978,319)		5,856,465

See accompanying Notes to Financial Statements.
6   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (unaudited) (continued)June 30, 2019

Investments	Principal	Value
CORPORATE BONDS – 31.2% (21.7% of Total Investments)
Advertising – 0.3%
WPP Finance 2010 (United Kingdom), 5.63%, 11/15/43	$300,000	$336,869
Aerospace & Defense – 0.4%
BBA US Holdings, Inc., 5.38%, 05/01/26(b)	500,000	523,775
Agriculture – 0.7%
Darling Ingredients, Inc., 5.25%, 04/15/27(b)	500,000	523,125
Reynolds American, Inc., 8.13%, 05/01/40	150,000	199,690
RJ Reynolds Tobacco Co., 8.13%, 05/01/40	125,000	161,598
Total Agriculture		884,413
Auto Parts & Equipment – 0.8%
Adient US LLC, 7.00%, 05/15/26(b)	250,000	256,562
Panther BF Aggregator 2 LP/Panther Finance Co., Inc., 8.50%, 05/15/27(b)	750,000	772,500
Total Auto Parts & Equipment		1,029,062
Automobiles – 0.6%
Ford Motor Co., 4.75%, 01/15/43	300,000	260,750
Ford Motor Credit Co. LLC, 5.11%, 05/03/29	500,000	511,310
Total Automobiles		772,060
Banks – 1.0%
Citizens Financial Group, Inc., Series C, 6.38%, (3 Month USD LIBOR + 3.16%), 04/06/24(c)	750,000	774,675
Goldman Sachs Group, Inc. (The), Series Q, 5.50%, (5 Year U.S. Treasury Note CMR + 3.62%), 08/10/29(c)	500,000	512,813
Total Banks		1,287,488
Building Materials – 0.4%
Builders FirstSource, Inc., 6.75%, 06/01/27(b)	250,000	264,063
Masonite International Corp., 5.75%, 09/15/26(b)	300,000	309,750
Total Building Materials		573,813
Chemicals – 0.9%
Hexion, Inc., 7.88%, 07/15/27(b)	500,000	504,375
Rayonier AM Products, Inc., 5.50%, 06/01/24(b)	750,000	643,125
Total Chemicals		1,147,500
Commercial Services – 1.8%
Ashtead Capital, Inc., 5.25%, 08/01/26(b)	250,000	262,314
Brink’s Co. (The), 4.63%, 10/15/27(b)	750,000	750,000
H&E Equipment Services, Inc., 5.63%, 09/01/25	750,000	772,312
Herc Holdings, Inc., 5.50%, 07/15/27(b)	250,000	252,188
United Rentals (North America), Inc., 4.88%, 01/15/28	250,000	255,944
Total Commercial Services		2,292,758
Distribution/Wholesale – 0.2%
HD Supply, Inc., 5.38%, 10/15/26(b)	250,000	265,000

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019   7

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (unaudited) (continued)June 30, 2019

Investments	Principal	Value
CORPORATE BONDS (continued)
Diversified Financial Services – 0.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 4.45%, 04/03/26	$500,000	$526,914
Diversified Holding Companies – 0.4%
VistaJet Malta Finance PLC/XO Management Holding, Inc. (Malta), 10.50%, 06/01/24(b)	500,000	499,375
Electric Utilities – 1.1%
CenterPoint Energy, Inc., Series A, 6.13%, (3 Month USD LIBOR + 3.27%), 09/01/23(c)	600,000	621,000
Clearway Energy Operating LLC, 5.75%, 10/15/25(b)	500,000	511,875
Exelon Generation Co. LLC, 5.75%, 10/01/41	300,000	332,346
Total Electric Utilities		1,465,221
Electrical Components & Equipment – 0.4%
Energizer Holdings, Inc., 7.75%, 01/15/27(b)	500,000	542,015
Environmental Control – 0.5%
Browning-Ferris Industries, Inc., 7.40%, 09/15/35	131,000	181,340
Clean Harbors, Inc., 4.88%, 07/15/27(b)	100,000	101,760
Clean Harbors, Inc., 5.13%, 07/15/29(b)	100,000	102,000
Stericycle, Inc., 5.38%, 07/15/24(b)	300,000	313,101
Total Environmental Control		698,201
Food Products – 0.9%
Conagra Brands, Inc., 7.13%, 10/01/26	300,000	367,199
Kraft Heinz Foods Co., 5.20%, 07/15/45	300,000	314,725
Post Holdings, Inc., 5.50%, 12/15/29(b)	500,000	501,563
Total Food Products		1,183,487
Forest Products & Paper – 1.2%
Mercer International, Inc. (Canada), 5.50%, 01/15/26	1,000,000	997,500
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/26(b)	500,000	513,125
Total Forest Products & Paper		1,510,625
Healthcare - Services – 0.9%
HCA, Inc., 5.63%, 09/01/28	500,000	540,937
HCA, Inc., 4.13%, 06/15/29	500,000	514,615
Humana, Inc., 8.15%, 06/15/38	100,000	141,126
Total Healthcare – Services		1,196,678
Home Builders – 1.0%
Lennar Corp., 4.75%, 11/29/27	500,000	528,750
M/I Homes, Inc., 5.63%, 08/01/25	250,000	254,375
PulteGroup, Inc., 5.50%, 03/01/26	500,000	543,125
Total Home Builders		1,326,250
Hotels, Restaurants & Leisure – 1.4%
GLP Capital LP/GLP Financing II, Inc., 5.30%, 01/15/29	500,000	541,691
Hilton Domestic Operating Co., Inc., 5.13%, 05/01/26	500,000	521,875
See accompanying Notes to Financial Statements.
8   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (unaudited) (continued)June 30, 2019

Investments	Principal	Value
CORPORATE BONDS (continued)
Hotels, Restaurants & Leisure (continued)
MGM Resorts International, 5.50%, 04/15/27	$750,000	$787,500
Total Hotels, Restaurants & Leisure		1,851,066
Insurance – 0.4%
CNO Financial Group, Inc., 5.25%, 05/30/29	500,000	541,875
Internet – 0.2%
GrubHub Holdings, Inc., 5.50%, 07/01/27(b)	250,000	256,250
Iron/Steel – 0.4%
Cleveland-Cliffs, Inc., 5.88%, 06/01/27(b)	500,000	486,875
Media – 2.4%
Charter Communications Operating LLC/Charter Communications Operating Capital, 3.75%, 02/15/28	750,000	755,303
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.38%, 10/23/35	300,000	351,942
CSC Holdings LLC, 6.50%, 02/01/29(b)	500,000	544,325
Discovery Communications LLC, 4.88%, 04/01/43	300,000	301,335
Sirius XM Radio, Inc., 5.50%, 07/01/29(b)	500,000	511,975
Time Warner Cable LLC, 7.30%, 07/01/38	150,000	183,030
Time Warner Cable LLC, 5.88%, 11/15/40	100,000	107,825
Viacom, Inc., 5.85%, 09/01/43	300,000	352,996
Total Media		3,108,731
Miscellaneous Manufacturing – 0.6%
Koppers, Inc., 6.00%, 02/15/25(b)	750,000	705,000
Oil, Gas & Consumable Fuels – 2.5%
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.00%, 11/01/26(b)	650,000	595,562
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/39	150,000	177,562
Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, 11/01/28(b)	250,000	252,813
HollyFrontier Corp., 5.88%, 04/01/26	750,000	822,503
Oasis Petroleum, Inc., 6.25%, 05/01/26(b)	350,000	339,500
Parkland Fuel Corp. (Canada), 5.88%, 07/15/27(b)	500,000	508,913
Southwestern Energy Co., 7.50%, 04/01/26	600,000	569,928
Total Oil, Gas & Consumable Fuels		3,266,781
Packaging & Containers – 0.6%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), 6.00%, 02/15/25(b)	300,000	311,625
Greif, Inc., 6.50%, 03/01/27(b)	500,000	516,875
Total Packaging & Containers		828,500
Pharmaceuticals – 0.3%
Express Scripts Holding Co., 6.13%, 11/15/41	300,000	368,406
Pipelines – 2.2%
Andeavor Logistics LP, Series A, 6.88%, (3 Month USD LIBOR + 4.65%), 02/15/23(c)	750,000	749,062
See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019   9

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (unaudited) (continued)June 30, 2019

Investments	Principal	Value
CORPORATE BONDS (continued)
Pipelines (continued)
Cheniere Energy Partners LP, 5.63%, 10/01/26(b)	$250,000	$263,750
Enable Midstream Partners LP, 4.95%, 05/15/28	750,000	786,310
EnLink Midstream LLC, 5.38%, 06/01/29	250,000	257,188
EQM Midstream Partners LP, 5.50%, 07/15/28	500,000	525,740
Plains All American Pipeline LP/PAA Finance Corp., 4.30%, 01/31/43	300,000	272,446
Total Pipelines		2,854,496
Real Estate Investment Trusts (REITs) – 0.6%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 5.75%, 05/15/26(b)	250,000	257,813
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc., 5.75%, 02/01/27(b)	500,000	537,500
Total Real Estate Investment Trusts (REITs)		795,313
Retail – 0.6%
Party City Holdings, Inc., 6.63%, 08/01/26(b)	575,000	559,067
Yum! Brands, Inc., 5.35%, 11/01/43	300,000	272,625
Total Retail		831,692
Semiconductors – 0.3%
KLA-Tencor Corp., 5.65%, 11/01/34	300,000	346,178
Software – 0.4%
CDK Global, Inc., 5.25%, 05/15/29(b)	500,000	517,500
Technology Hardware, Storage & Peripherals – 0.9%
Dell International LLC/EMC Corp., 5.30%, 10/01/29(b)	750,000	791,338
Hewlett-Packard Co., 6.00%, 09/15/41	300,000	329,585
Total Technology Hardware, Storage & Peripherals		1,120,923
Telecommunications – 2.2%
Anixter, Inc., 6.00%, 12/01/25(b)	250,000	269,687
AT&T, Inc., 6.38%, 03/01/41	395,000	490,686
AT&T, Inc., 4.35%, 06/15/45	300,000	300,903
CommScope, Inc., 8.25%, 03/01/27(b)	750,000	767,700
Vodafone Group PLC (United Kingdom), 7.00%, (5 Year USD Swap Rate + 4.87%), 04/04/79(c)	1,000,000	1,080,000
Total Telecommunications		2,908,976
Trucking & Leasing – 1.3%
AerCap Global Aviation Trust (Ireland), 6.50%, (3 Month USD LIBOR + 4.30%), 06/15/45(b)(c)	600,000	627,750
Avolon Holdings Funding Ltd. (Ireland), 4.38%, 05/01/26(b)	1,000,000	1,032,267
Total Trucking & Leasing		1,660,017
Total Corporate Bonds (Cost $39,032,957)		40,510,083

See accompanying Notes to Financial Statements.
10   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (unaudited) (continued)June 30, 2019

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (MBS) – 1.4% (1% of Total Investments)
Commercial MBS – 1.4%
GS Mortgage Securities Trust, Class D, Series 2013-GC13, 07/12/46, 4.22%(b)(d)	$300,000	$294,232
JP Morgan Chase Commercial Mortgage Securities Trust, Class D, Series 2010-C2, 11/18/43, 5.79%(b)(d)	140,000	142,009
JP Morgan Chase Commercial Mortgage Securities Trust, Class E, Series 2012-C8, 10/17/45, 4.80%(b)(d)	100,000	97,730
Morgan Stanley Bank of America Merrill Lynch Trust, Class D, Series 2013-C7, 02/15/46, 4.37%(b)(d)	250,000	239,931
WFRBS Commercial Mortgage Trust, Class D, Series 2013-C11, 03/15/45, 4.41%(b)(d)	200,000	199,916
WFRBS Commercial Mortgage Trust, Class D, Series 2012-C10, 12/15/45, 4.59%(b)(d)	140,000	119,026
WFRBS Commercial Mortgage Trust, Class D, Series 2013-C14, 06/15/46, 4.11%(b)(d)	400,000	379,689
WFRBS Commercial Mortgage Trust, Class D, Series 2013-C17, 12/15/46, 5.23%(b)(d)	300,000	316,008
Total Mortgage Backed Securities (MBS) (Cost $1,772,269)		1,788,541
	Shares
MONEY MARKET FUND – 1.5% (1.1% of Total Investments)
Morgan Stanley Institutional Liquidity Treasury Portfolio – Institutional Share Class, 2.19%(e) (Cost $1,995,290)	1,995,290	1,995,290
Total Investments – 143.4% (Cost $189,903,652)		186,292,915
Line of Credit Payable – (42.9)%		(55,800,000)
Liabilities in Excess of Other Assets – (0.5)%		(566,610)
Net Assets – 100.0%		$129,926,305

ADR - American Depositary Receipt
CMR - Constant Maturity Rate
ETF - Exchange Traded Fund
LIBOR - London Interbank Offered Rate
LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company
‡
Securities are U.S. securities, unless otherwise noted below.

(a)
Security represents an ETF which invests primarily in debt securities and is considered a debt security for purposes of the Fund’s allocation between equity and debt securities.

(b)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Total fair value of Rule 144A securities amounts to $20,854,217 which represents approximately 16.1% of net assets as of June 30, 2019. Unless otherwise noted, 144A securities are deemed to be liquid.

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019   11

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (unaudited) (continued)June 30, 2019

(c)
Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2019. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread.

(d)
Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. These securities do not indicate a reference rate and spread in their descriptions.

(e)
Rate shown reflects the 7-day yield as of June 30, 2019.

See accompanying Notes to Financial Statements.
12   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (unaudited) (concluded)June 30, 2019

SUMMARY OF SCHEDULE OF INVESTMENTS	% of Net Assets
Advertising	0.3%
Aerospace & Defense	1.5
Agriculture	5.6
Auto Parts & Equipment	0.8
Automobiles	2.1
Banks	22.5
Building Materials	0.4
Capital Markets	4.6
Chemicals	2.4
Commercial MBS	1.4
Commercial Services	1.8
Debt Funds	4.5
Distribution/Wholesale	0.2
Diversified Financial Services	0.4
Diversified Holding Companies	0.4
Electric Utilities	8.8
Electrical Components & Equipment	0.4
Environmental Control	0.5
Food Products	0.9
Forest Products & Paper	1.2
Healthcare – Services	0.9
Home Builders	1.0
Hotels, Restaurants & Leisure	4.7
Insurance	2.8
Internet	0.2
Iron/Steel	0.4
Media	2.4
Miscellaneous Manufacturing	0.6
Money Market Fund	1.5
Multi-Utilities	5.4
Oil, Gas & Consumable Fuels	8.2
Packaging & Containers	0.6
Pharmaceuticals	6.7
Pipelines	11.6
Real Estate Investment Trusts (REITs)	14.4
Retail	0.6
Semiconductors	0.3
Software	0.4
Technology Hardware, Storage & Peripherals	4.3
Telecommunications	13.3
Trucking & Leasing	1.3
Venture Capital	1.1
Total Investments	143.4
Line of Credit Payable	(42.9)
Liabilities in Excess of Other Assets	(0.5)
Net Assets	100.0%
See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019   13

Eagle Growth and Income Opportunities Fund Statement of Assets and Liabilities	June 30, 2019 (unaudited)
ASSETS:
Investments, at value (cost $189,903,652)	$186,292,915
Cash	213,671
Dividends receivable	717,822
Interest receivable	559,958
Tax reclaims receivable	84,692
Prepaid expenses	24,182
Total Assets	187,893,240
LIABILITIES:
Line of Credit Payable (Note 4)	55,800,000
Payable for investments purchased	1,954,063
Advisory fee payable (Note 5)	128,984
Interest payable (Note 4)	59,051
Investor support services fee payable (Note 5)	7,587
Compliance fee payable (Note 5)	6,282
Other accrued expenses	10,968
Total Liabilities	57,966,935
NET ASSETS	$129,926,305
NET ASSETS CONSIST OF:
Paid-in capital	$135,342,154
Total accumulated loss	(5,415,849)
NET ASSETS	$129,926,305
Common Shares Outstanding (unlimited shares authorized; $0.001 per share par value)	7,180,875
Net asset value, Per share	$18.09
See accompanying Notes to Financial Statements.
14   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019

Eagle Growth and Income Opportunities Fund Statement of Operations	For the Six Months Ended June 30, 2019 (unaudited)
INVESTMENT INCOME:
Dividend income (net of foreign tax withheld $23,408)	$3,296,567
Interest income	1,028,739
Total Income	4,325,306
EXPENSES:
Interest expense (Note 4)	965,013
Advisory fees (Note 5)	773,276
Professional fees	141,200
Trustees fees (Note 5)	65,457
Administration fees	63,145
Investor support services fees (Note 5)	45,487
Compliance fees (Note 5)	27,869
Insurance fees	26,286
Printing and postage	16,153
Transfer agent fees	14,032
Custody fees	12,397
NYSE Listing fees	11,778
Other expenses	30,437
Total Expenses	2,192,530
Net Investment Income	2,132,776
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	482,176
Net change in unrealized appreciation on investments	15,626,501
Net realized and change in unrealized gain on investments	16,108,677
Net Increase in Net Assets Resulting From Operations	$18,241,453
See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019   15

Eagle Growth and Income Opportunities Fund Statement of Changes in Net Assets	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
OPERATIONS:
Net investment income	$2,132,776	$4,869,955
Net realized gain (loss) on investments	482,176	(359,723)
Net change in unrealized appreciation (depreciation) on investments	15,626,501	(24,002,721)
Net increase (decrease) in net assets resulting from operations	18,241,453	(19,492,489)
Distributions to shareholders	(3,446,819)	(5,782,572)
Return of capital	—	(708,939)
Net increase (decrease) in net assets	14,794,634	(25,984,000)
NET ASSETS:
Beginning of period	115,131,671	141,115,671
End of period	$129,926,305	$115,131,671
See accompanying Notes to Financial Statements.
16   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019

Eagle Growth and Income Opportunities Fund Statement of Cash Flows	For the Six Months Ended June 30, 2019
Cash Flows From Operating Activities:
Net increase in net assets from operations	$18,241,453
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(36,480,016)
Proceeds from sales of long-term investments	37,683,123
Net increase in short-term investments	(1,292,168)
Net change in unrealized appreciation on investments	(15,626,501)
Net accretion/amortization of premium or discount	(2,238)
Net realized gain on investments	(482,176)
Increase in dividend receivable	(32,446)
Increase in interest receivable	(101,566)
Increase in tax claim receivable	(12,493)
Decrease in prepaid expenses	13,722
Increase in payable for investments purchased	1,954,063
Increase in advisory fee payable	619
Decrease in interest payable	(152,895)
Increase in investor support services fee payable	36
Increase in compliance fee payable	2,114
Decrease in other accrued expenses	(195,474)
Net cash provided by operating activities	3,517,157
Cash Flows from Financing Activities:
Distributions paid	(3,446,819)
Net cash used by financing activities	(3,446,819)
Net increase in cash	70,338
Cash, beginning of period	143,333
Cash, end of period	$213,671
Supplemental disclosure of cash flow information:
Cash paid for interest on borrowings	$1,117,908
See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019   17

Eagle Growth and Income Opportunities Fund Financial Highlights	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	For the Period June 19, 2015 Through December 31, 2015
Common Shares
Per Share Operating Performance:
Net asset value, beginning of period	$16.03	$19.65	$18.97	$17.77	$19.06
Operations:
Net investment income(1)	0.30	0.68	0.67	0.69	0.35
Net realized and unrealized gain (loss) on investments, written call options and foreign currency	2.24	(3.39)	0.99	1.64	(1.09)
Total gain (loss) from investment operations	2.54	(2.71)	1.66	2.33	(0.74)
Distributions to shareholders from:
Net investment income	(0.48)	(0.75)	(0.95)	(1.01)	(0.55)
Realized gains	—	(0.06)	(0.03)	—	—
Return of capital	—	(0.10)	—	(0.12)	—
Total distributions to shareholders	(0.48)	(0.91)	(0.98)	(1.13)	(0.55)
Net asset value per share, end of period	$18.09	$16.03	$19.65	$18.97	$17.77
Market price per share, end of period	$15.36	$12.62	$16.59	$16.22	$15.16
Total return:(2)
Net asset value	15.92%	(14.30)%	8.88%	13.32%	(3.93)%
Market value	25.60%	(19.24)%	8.32%	14.61%	(21.67)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$129,926	$115,132	$141,116	$136,220	$127,636
Ratio of total expenses, to average net assets	3.46%(3)	3.35%	2.89%	2.68%	2.62%(3)
Ratio of net expenses, to average net assets	3.46%(3)	3.33%	2.89%	2.68%	2.62%(3)
Ratio of total waivers to average net assets	—	0.02%	—	—	—
Ratio of net investment income, to average net assets	3.36%(3)	3.66%	3.44%	3.66%	3.55%(3)
Portfolio turnover rate	20%	30%	11%	19%	22%
Borrowings:
Aggregate principal amount, end of period (000s)	$55,800	$55,800	$50,000	$45,000	$45,000
Average borrowings outstanding during the period (000s)	$55,800	$57,312	$45,425	$45,000	$44,683
Asset coverage, end of period per $1,000 of debt(4)	$3,328	$3,063	$3,822	$4,027	$3,836

Note: The financial ratios do not reflect the Fund’s share of income and expenses of the underlying exchange traded funds.
1.
Based on average daily shares outstanding.

2.
Total investment return does not reflect brokerage commissions. Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. For NAV total returns, distributions are assumed to be reinvested at NAV on the distribution date. For market value total returns, distributions are assumed to be reinvested at the prices obtained under the Fund’s Dividend Reinvestment Plan. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

3.
Annualized.

4.
Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 4). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

See accompanying Notes to Financial Statements.
18   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited)June 30, 2019

1. ORGANIZATION AND OPERATIONS
Eagle Growth and Income Opportunities Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a statutory trust established under the laws of Delaware by a certificate of Trust dated April 22, 2013. The Fund commenced operations on June 19, 2015.
The Fund’s investment objective is to provide total return through a combination of current income and capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets, defined as the total assets of the Fund (including any assets attributable to borrowings for investment purposes), minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes), in dividend or other income paying equity securities and debt securities, excluding securities that distribute a return of capital, original issue discount bonds and payment-in-kind debt instruments.
Four Wood Capital Advisors LLC (the “Adviser” or “FWCA”) serves as the Fund’s investment adviser. FWCA has engaged Eagle Asset Management, Inc. (“Eagle”), a wholly-owned subsidiary of Raymond James Financial, Inc., as a sub-adviser (“Sub-advisor”) for the Fund, responsible for the management of the Fund’s portfolio of equity and debt securities.
2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the Fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The Fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.
The following summarizes the significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation
The Fund holds portfolio securities that are fair valued at the close of each day on the New York Stock Exchange (“NYSE”), normally at 4:00 P.M., Eastern Time. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to a valuation committee (the “Committee”), subject to the Board’s supervision and direction, through the adoption of procedures for valuation of the Fund’s securities (the “Valuation Procedures”). The Committee consists of certain designated individuals of the Fund’s Adviser and Sub-adviser. Under the current Valuation Procedures, the Committee is responsible for, among other things, determining and monitoring the value of the Fund’s assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities.
The Fund’s securities are valued by various methods, as described below:
Exchange traded securities are valued at the last quoted sales price as of the close of the exchange or, in the absence of a sale, the closing bid price, with the exception that for securities traded on the London Stock Exchange and National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), those securities are valued at the official closing price.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019   19

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Fixed income securities are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations, or in the absence of broker-dealer supplied valuations, matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.
Money market funds are valued at their net asset value.
Fair Value Measurement
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions that a market participant would use in valuing the asset or liability based on the best information available.
Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933 as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism.
The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities.
The valuation techniques used by the Fund to measure fair value during the six months ended June 30, 2019 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.
20   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of June 30, 2019:
	Level 1	Level 2	Level 3	Total
Assets Type
Common Stocks*	$92,185,583	$—	$—	$92,185,583
Corporate Bonds*	—	40,510,083	—	40,510,083
Preferred Stocks*	33,169,420	—	—	33,169,420
Master Limited Partnerships*	10,787,533	—	—	10,787,533
Exchange-Traded Funds*	5,856,465	—	—	5,856,465
Mortgage Backed Securities*	—	1,788,541	—	1,788,541
Money Market Fund	1,995,290	—	—	1,995,290
Total Investments	$143,994,291	$42,298,624	$—	$186,292,915

*
Please refer to the Schedule of Investments for breakdown of valuations by industry

The Fund held no Level 3 securities during the six months ended June 30, 2019.
Cash
The Fund’s cash is maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. The Fund’s cash balance may exceed insurance limits at times.
Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded on an accrual basis. Realized gains and losses on investments, if any, are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations. The difference between cost and fair value on open investments is reflected as unrealized gain (loss) on investments, and any change in that amount from prior period is reflected as change in unrealized gain (loss) on investment in the accompanying statement of operations.
Interest Expense
Interest expense primarily relates to the Fund’s borrowings and is recorded on an accrual basis.
Federal Income Tax Information
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its earnings to its shareholders.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.
Fund management has determined that the Fund has not taken any uncertain tax positions that require adjustment to the financial statements. The Fund will file income tax returns in the U.S. federal jurisdiction and tax returns in certain other jurisdictions. As of June 30, 2019, the tax years ended December 31, 2015, 2016, 2017 and 2018 remain subject to examination by the Fund’s major tax jurisdictions. As of June 30, 2019, the fund is not subject to examination by the Fund’s major tax jurisdictions.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019   21

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Distributions
The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to pay any “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses) annually. Distributions to shareholders are recorded on the ex-dividend date. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions to shareholders from return of capital.
Foreign Currency Translation
The books and records of the Fund are maintained in U.S. Dollars. The Fund’s assets and liabilities in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate at the valuation date. Transactions denominated in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of the transaction. The Funds’ income earned and expense incurred in foreign denominated currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of such activity.
The Fund does not isolate that portion of the results of operations arising from changes in the foreign exchange rates on from the fluctuations that result from changes in the market prices of investments held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized gain (loss) from transactions in investment securities and net change in unrealized appreciation (depreciation) on investment securities on the Statements of Operations.
Realized gains (losses) from settlement of foreign currency transactions reported on the Statements of Operations arise from a change between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. Dollar equivalent of the amounts actually received or paid. Changes in unrealized appreciation (depreciation) on foreign currency translations reported on the Statements of Operations arise from changes (due to the changes in the exchange rate) in the value of assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
3. FINANCIAL DERIVATIVE INSTRUMENTS
The Fund is authorized to invest in certain derivative instruments, including options. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. During the six months ended June 30, 2019, the Fund had no options activity.
Options
The Fund may write call options on broad-based indices of securities and sectors of securities. An index call option gives the holder of the option, in return for a premium, the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date).
The Fund may also write and purchase put options on individual stocks. A put option gives the holder of the option, in return for a premium, the right, but not the obligation, to sell a stock at a specified price (the strike) on or before a certain date in the future (the expiration date).
22   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2019

3. FINANCIAL DERIVATIVE INSTRUMENTS (continued)

The Fund, as writer of an index call option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is also the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market.
The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of  “Options purchased, at value” on the Statement of Assets and Liabilities. The changes in values of options purchased during the period are recognized as a component of  “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. When a purchased option expires or the Fund enters into a closing purchase transaction, the difference between the net premium paid and any amount received on executing a closing sale transaction, less commission, is recognized as a component of  “Net realized gain (loss) on investments” on the Statement of Operations.
When a Fund writes an option, an amount equal to the net premium received (the premium less commission) received is recorded as a liability in “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in values of the options written during the period are recognized as a component of  “Net change in unrealized appreciation (depreciation) on written call and put options” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of  “Net realized gain (loss) on written call and put options” on the Statement of Operations. The Fund, as writer of options, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is also the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market.
Upon writing an option, the Fund is required to pledge an amount of cash or securities, as determined by the broker, as collateral. As of June 30, 2019, the Fund held no written call or put options.
There are no master netting or similar arrangement in place for written option contracts.
Derivative Risks
The risks of using the various types of derivatives in which the Fund may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser, the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund, the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position, the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract, the risk that the use of derivatives may induce leverage in the Fund, and the risk that the cost of the derivative may reduce the overall returns experienced by the Fund.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019   23

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2019

4. BORROWINGS
The Fund maintains a $60 million credit facility with Societe Generale, New York Branch (the “Credit Facility”) expiring on July 21, 2020. The Credit Facility bears an unused commitment fee on the unused portion of the credit facility (the “Unused Facility Amount”) equal to 0.45% on any day that the outstanding principal balance is less than 75% of the Credit Facility. The per annum rate of interest for borrowings under the Credit Facility is equal to the London Interbank Offered Rate (“LIBOR”) for one month plus 0.95% per annum and is payable monthly. In accordance with the 1940 Act, the Fund’s borrowings under the Credit Facility will not exceed 33 1∕3% of the Fund’s Managed Assets at the time of borrowing. Borrowings under the Credit Facility are secured by the Fund’s assets as collateral.
At June 30, 2019, the Fund had borrowings outstanding of  $55,800,000 at an interest rate of 3.39%. For the six months ended June 30, 2019, the Fund did not incur any unused commitment fees as the outstanding principal balance exceeded 75% of the Credit Facility and the Amended Credit Facility. For the six months ended June 30, 2019, the average borrowings and average interest rate under the Credit Facility and the Amended Credit Facility were $55,800,000 and 3.44%, respectively. As of June 30, 2019, the Fund’s effective leverage represented 30.0% of the Fund’s Managed Assets. Due to the short term nature of the Credit Facility, face value approximates fair value at June 30, 2019.
Under the Credit Facility, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agrees to maintain asset coverage of three times outstanding borrowings and eligible collateral coverage of two times outstanding borrowings.
The Fund utilizes the Credit Facility to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the Credit Facility and have the potential to benefit from or be disadvantaged by the use of leverage. The investment advisory fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:
•
the likelihood of greater volatility of net asset value and market price of common shares;

•
fluctuations in the interest rate paid for the use of the credit facility;

•
increased operating costs, which may reduce the Fund’s total return;

•
the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed; and

•
the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.
In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Credit Facility is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.
24   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2019

5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS
The Adviser administers the business and also selects (subject to Board approval, contracts with and compensates Eagle to manage the investment and reinvestment of the assets of the Fund. The Adviser does not itself manage the Fund’s portfolio of assets but has ultimate responsibility to oversee Eagle. In this connection, the Adviser monitors Eagle’s management of the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, reviews Eagle’s performance and reports periodically on such performance to the Board.
The Fund pays the Adviser as compensation under an advisory agreement an annual fee in the amount of 0.85% of the average daily Managed Assets. Eagle receives under a sub-advisory agreement a monthly fee computed at the annual rate of 50% of the advisory fees paid to the Advisor. These fees are paid by the Adviser to Eagle.
The Fund has retained Four Wood Capital Partners LLC (“FWCP”, an affiliate of the Adviser, to provide investor support services in connection with the on-going operation of the Fund. Such services include providing going contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries and communicating with the NYSE specialist for the Fund’s common shares, and with the closed-end analyst community regarding the Fund on a regular basis. The Fund pays FWCP as compensation under an investor support services agreement an annual fee in the amount of 0.05% of the average daily Managed Assets of the Fund. FWCP may separately contract with and coordinate the activities of a third party to provide certain of the above described services.
The Bank of New York Mellon, the Fund’s administrator, accounting agent and custodian, holds the Fund’s assets, will settle all portfolio trades and will be responsible for calculating the Fund’s net asset value and maintaining the accounting records of the Fund.
American Stock Transfer and Trust Company, LLC is the Fund’s transfer agent, registrar, dividend disbursing agent and shareholder servicing agent, as well as the agent for the Fund’s dividend reinvestment plan.
Foreside Compliance Services, LLC provides a Chief Compliance Officer to the Fund.
The Fund pays every independent trustee a fee of  $17,000 per annum, plus $3,000 per in person meeting fee and $500 per substantive conference call fee for serving as a trustee of the Fund. In addition, the Fund pays members of the Audit Committee a fee of  $2,000 per annum and members of the Nominating and Corporate Governance Committee a fee of  $1,000 per annum. Interested trustees and Fund officers do not receive any remuneration from the Fund.
6. PORTFOLIO TRANSACTIONS
For the six months ended June 30, 2019, purchases and sales of investments, other than short-term securities, were $36,480,016 and $37,683,123, respectively.
7. CAPITAL
The following is a summary of share transactions for the six months ended June 30, 2019:
Shares of common stock, beginning of period	7,180,875
Change in shares of common stock outstanding	—
Shares of common stock, end of period	7,180,875
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019   25

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2019

8. INCOME TAX INFORMATION
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the six months ended June 30, 2019 the Fund did not incur any income tax interest or penalties. As of June 30, 2019, the Advisor has reviewed all open tax years and concluded that there was no impact to the Fund’s net asset or results of operations. All tax periods will remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Advisor will monitor its tax positions to determine if adjustments to this conclusion are necessary.
The Fund distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.
As determined at December 31, 2018 certain permanent differences between financial and tax accounting were reclassified. The differences were primarily due to the differing tax treatment of certain investments and dividend re-designations. The amounts reclassified did not affect the net assets. The reclassifications increase accumulated net realized loss on investments, written options and foreign currency by $585,494, decrease undistributed net investments loss by $1,295,575 and decrease paid-in capital by $710,081.
The tax character of distributions paid by the Fund during the fiscal years ended December 31, 2017 and 2018 are as follows:
Year	Ordinary Income*	Return of Capital	Long-Term Capital Gain
2017	$5,852,658	$—	$1,155,876
2018	$5,315,587	$708,939	$466,985

*
For tax purposes short-term capital gain distributions are considered ordinary income distributions.

At December 31, 2018, the Fund had no capital loss carry forwards which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Fund does not have capital losses with no expiration.
Certain capital and qualified late year losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. The Fund elected to treat post October capital losses of  $1,100,909 as having been incurred in the following fiscal year December 31, 2019.
26   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2019

8. INCOME TAX INFORMATION (continued)

At December 31, 2018 the tax components of net assets were as follows:
Undistributed Net Investment Income	Post October Capital Loss Deferral	Net Unrealized Appreciation on Investments
$ —	$1,100,909	$19,109,574
At June 30, 2019, the cost basis of portfolio securities for federal income tax purposes was $189,773,287. Gross unrealized appreciation was $8,734,121, gross unrealized depreciation was $12,214,493 and net unrealized depreciation was $3,480,372. The difference between book and tax basis cost of investments and net unrealized appreciation are primarily attributable to partnership adjustments.
9. SHAREHOLDER CONCENTRATION
As of June 30, 2019, based on public filings and/or information provided by such person, the following shareholder owns more than 5% of the outstanding shares of the Fund:
Shareholder	Percent of Ownership
Raymond James & Associates	21.2%
Karpus Management, Inc.	5.7%
The Fund’s market price may experience adverse effects when certain large shareholders, such as the other funds, institutional investors, financial intermediaries and other investors purchase or sell a large number of shares of the Fund. While such large shareholder transactions would not impact the Fund’s liquidity or market value of the Fund’s investments, such transactions could have an impact on the Fund’s market price and also impact the premium or discount of the market price of its NAV in a more volatile manner than trading by shareholders with smaller holdings.
10. SUBSEQUENT EVENTS
In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.
On July 31, 2019, the Fund paid a regularly scheduled dividend in the amount of  $0.080 per share to shareholders of record on July 19, 2019.
The Fund declared a regularly scheduled distribution in the amount of  $0.080 per share payable on August 30, 2019 to shareholders of record as of August 19, 2019.
Effective on August 31, the Board approved THL Credit Advisors LLC (“THL Credit”) to serve as the investment adviser to the Fund to replace the Adviser. The Board also approved the retention of the Subadviser, under the supervision of THL Credit. In addition to supervising the Subadviser, THL Credit will manage a portion of the Fund’s portfolio. THL Credit and the Subadviser will establish an allocation committee to regularly review the Fund’s tactical asset allocations among dividend and other income paying equity and debt securities.
THL Credit and the Subadviser have entered into interim advisory and subadvisory agreements that were approved by the Board. The interim advisory agreement provides for the same investment advisory fee, an annual fee of  (0.85%) of the average daily value of the Fund’s Managed Assets, and the same fee split with the Subadviser as previously in effect; however THL Credit will provide investor support services as part of its advisory relationship. In addition, effective September 14, 2019, the Fund will no longer bear the annual fee of 0.05% of average daily Managed Assets for investor support services currently paid to FWCP. THL Credit has also agreed to limit certain non-management expenses borne by the Fund to an amount not to exceed 0.35% per year of the Fund’s Managed Assets (pro-rated for the period in 2019 during which THL Credit serves as the Fund’s investment adviser) until the Fund is liquidated.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019   27

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (concluded)June 30, 2019

10. SUBSEQUENT EVENTS (continued)

The Board is expected to consider approving a new, non-interim advisory agreement with THL Credit and new, non-interim sub-advisory agreement between THL Credit and Eagle each of which will be subject to approval by the Fund’s shareholders later this year.
28   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019

Eagle Growth and Income Opportunities Fund
Board Review of Investment Advisory and Subadvisory Agreements June 30, 2019

Background
At an in-person meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Eagle Growth and Income Opportunities Fund (the “Fund”) on May 13, 2019, the members of the Board, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended, considered and re-approved through August 31, 2019 (i) the investment advisory agreement (the “Advisory Agreement”) between Four Wood Capital Advisors, LLC (the “Adviser”) and the Fund, pursuant to which the Adviser provides the Fund with investment advisory and administrative services, and (ii) the subadvisory agreement (the “Subadvisory Agreement”) between the Adviser and Eagle Asset Management, Inc. (the “Subadviser”), pursuant to which the Subadviser provides day-to-day management of the Fund’s investments. The Advisory Agreement and the Subadvisory Agreement are together referred to as the “Agreements.” In advance of the Meeting, the Adviser and the Subadviser provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. At a telephonic meeting of the Board on April 17, 2019, the Independent Trustees discussed the written response with representatives of the Adviser and the Subadviser. Following the telephonic meeting, the Adviser and the Subadviser provided additional materials in response to a follow-up request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel concerning the duties of board members in considering approval of investment advisory agreements.
At the Meeting, the Trustees reviewed the Agreements, including information regarding the nature, extent and quality of the services provided by the Adviser and the Subadviser; the investment performance of the Fund; the fees and expenses to be paid by the Fund and the profits to be realized by the Adviser, the Subadviser and any affiliates from their respective relationships with the Fund; the extent to which economies of scale may be realized as the Fund grows; and any collateral benefits received by the Adviser or the Subadviser and any affiliates from their respective relationships with the Fund or the Fund’s service providers.
The Board also considered ongoing discussions with the Adviser and with other parties about potential strategic options for the Fund, which could potentially lower expenses for shareholders and potentially improve performance and would address personnel and other changes at the Adviser.
In its consideration of the re-approval of the Agreements, the Board considered the following factors:
Nature, Extent and Quality of Services Provided
The Board reviewed and considered various data and information regarding the nature, extent and quality of the services provided by the Adviser and Subadviser under the Agreements, which had been provided in connection with the meeting or obtained in connection with previous Board meetings or discussions with the Adviser or Subadviser. The Board also reviewed information about the background and experience of the staff of the Adviser, and changes thereto over the recent years, and the investment personnel of the Subadviser primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the Adviser’s overall ability to manage and administer the Fund as well as to oversee the Fund’s other service providers. The Board evaluated the ability of the Adviser and the Subadviser, considering their financial condition, resources, reputation and other attributes, to attract and retain highly qualified personnel. In this regard, the Board considered information regarding the Subadviser’s compensation program for its personnel involved in the portfolio management of the Fund and recent changes in personnel of the Adviser.
The Board reviewed the Adviser’s process for monitoring and evaluating the Subadviser. The Board considered the effectiveness of the Subadviser’s policies in achieving the best execution of portfolio transactions and whether and to what extent “soft dollar” benefits are sought. The Board noted that the Adviser does not conduct trades on behalf of the Fund and reviewed the policies of the Subadviser regarding the allocation of portfolio investment opportunities among the Fund and other clients.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019   29

Eagle Growth and Income Opportunities Fund
Board Review of Investment Advisory and Subadvisory Agreements (continued) June 30, 2019

In addition, the Board considered the legal, compliance and internal risk management programs of the Adviser and the Subadviser. The Board also considered the Adviser’s and the Subadviser’s disaster recovery and business continuity plans, cybersecurity programs and procedures and the Subadviser’s corporate action policies and procedures and proxy voting policies. The Board concluded that the nature and quality of services provided by the Adviser and the Subadviser supported continuation of the Agreements, but only for a three-month period, pending further consideration of various strategic options and understanding it was possible to extend the Agreements beyond the three-month period if circumstances warranted it.
Performance
The Board considered the Fund’s performance results over various periods ended February 28, 2019. It also considered these results in comparison to the performance results of other funds in appropriate peer universes and to benchmark indices as provided by Broadridge Financial Solutions, Inc. (“Broadridge”). The Board referenced the performance portion of the Broadridge presentation included in the meeting materials and noted that the Fund had performed above the average of its peer universe for the one-year period but below the average of its peer universe for the two-year and three-year periods and since inception. The Board also considered the Fund’s performance under a custom benchmark index, which had previously been reviewed by the Board and which the Adviser and the Subadviser believe more accurately reflects the Fund portfolio’s composition and allows a more direct comparison of Fund performance relative to the market.
Investment Advisory Fee Rates
The Board reviewed and considered the proposed contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services, noting that the Board had requested, and the Adviser agreed to, a reduced contractual investment advisory fee rate in 2018. The Board also considered the “fee split” between the Adviser and the Subadviser and noted that the Subadviser had also agreed to reduce the fees charged to the Adviser by a proportionate amount to the reduction agreed to by the Adviser in 2018. The Board considered the Adviser’s representation that the split represented a reasonable allocation of the responsibilities between the Adviser and the Subadviser. Pending the further evaluation of strategic options for the Fund, the Board concluded that no change to the advisory and subadvisory fees would be requested, although it reserved the ability to request such changes in connection with any potential renewal of the Agreements before they expired in three months.
The Board received and considered a profitability analysis of the Adviser with respect to the Fund and of the Subadviser with respect to the category of accounts it manages that includes the Fund. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that the Adviser and Subadviser respectively received with regard to providing these services to the Fund were not excessive.
Economies of Scale
It was noted that, because the Fund is a closed-end fund that is not continually offering shares, any increase in asset levels generally would have to come from material appreciation through investment performance or through new issuance (e.g., rights offering), which had not occurred. It was further noted that the Fund’s investment objective is to provide current income and that much of the Fund’s realized income was distributed to shareholders through monthly dividends. Economies of scale, therefore, were not a factor that figured predominantly in the Board’s deliberations.
Other Benefits to the Adviser and Subadviser and Their Affiliates
The Board received and considered information regarding potential collateral benefits to the Adviser and the Subadviser as a result of their respective relationships with the Fund or the Fund’s service providers. The Board considered the Investor Support Services Agreement between the Fund and Four Wood Capital Partners, LLP (“FWCP”), an affiliate of the Adviser, pursuant to which FWCP provides the
30   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019

Eagle Growth and Income Opportunities Fund
Board Review of Investment Advisory and Subadvisory Agreements (continued) June 30, 2019

Fund with certain services not otherwise provided under the Advisory Agreement, and the Fund pays FWCP for such services. The Board also considered that FWCP, at the request of the Independent Trustees, had previously agreed to reduced fees payable under the Investor Support Services Agreement in 2018.
Conclusion
After deliberation and consideration of the information provided, including weighing all of the above factors, the Board unanimously concluded that it would be in the best interests of the Fund and its shareholders to re-approve and continue each of the Agreements, but only for a three-month period ending August 31, 2019 pending further consideration of strategic options.
In reaching these conclusions, the Board did not give particular weight to any single factor referenced above. It is possible that each Trustee may have weighed these factors differently in reaching their individual decisions to re-approve the Agreements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019   31

Eagle Growth and Income Opportunities Fund
Supplemental Information (unaudited)June 30, 2019

Privacy Policy
Respecting Your Privacy
This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time. You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information. By adhering to the practices described in this Policy, we affirm our continuing commitment to protecting your privacy.
Collection and use of shareholder information
The Eagle Growth and Income Opportunities Fund (the “Fund”) and the Fund’s transfer agent collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect non-public financial and other personal information about you from the following sources (“Personal Information”):
•
Information you provide on applications or other forms (for example, your name, address, social security number and birth date)

•
Information derived from your transactions with us (for example, transaction amount, account balance and account number)

•
Information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, alternate telephone number)

Keeping information secure
We maintain physical, electronic and procedural safeguards to protect your Personal Information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.
Use of personal and financial information by us and third parties
We do not sell Personal Information about current or former customers or their accounts to any third parties, and we have policies and procedures intended to prevent the disclosure of such information to third parties unless necessary to support the operations and administration of the Fund, the Fund’s compliance with applicable laws and regulations, or as otherwise permitted by law. Those who may receive Personal Information include companies that provide services to the Fund, such as transfer agency, technology and administrative services, as well as the investment advisor who is an affiliate of the Fund (collectively, “Service Providers”).
Limiting employee access to information
We limit access to Personal Information to only those employees of the Service Providers with a business reason to know such information.
Accuracy of information
We strive to keep our records of your Personal Information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.
Dividend Reinvestment Plan
The Dividend Reinvestment Plan (“Plan”) for Eagle Growth and Income Opportunities Fund (“Fund”), provides that a holder of the Fund’s common shares of beneficial interest (each, a “Common Share” and, collectively “Common Shares”) will be automatically enrolled in the Plan (each, a “Participant” and collectively, “Participants”). All dividends and distributions on such Shareholder’s Common Shares will be reinvested by American Stock Transfer and Trust Company, LLC (“Plan Administrator”), as agent
32   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019

Eagle Growth and Income Opportunities Fund
Supplemental Information (unaudited) (continued)June 30, 2019

Dividend Reinvestment Plan (continued)

for Shareholders in administering the Plan, in additional Common Shares. Participation in the Plan may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be paid in cash, please contact your broker.
Plan Details
1.
The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.

2.
If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019   33

Eagle Growth and Income Opportunities Fund
Supplemental Information (unaudited) (concluded)June 30, 2019

Dividend Reinvestment Plan (concluded)
3.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

4.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

5.
There will be no charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a per share fee incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Administrator are subject to a $15.00 sales fee and a $0.10 per Common Share sold. All per share fees include any applicable brokerage commissions the Plan Administrator is required to pay.

6.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

7.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, American Stock Transfer and Trust Company LLC, by telephone, 1-888-486-2770, through the Internet at www.amstock.com or in writing to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560.

34   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019

Eagle Growth and Income Opportunities Fund
Additional Information (unaudited) June 30, 2019

Corporate Governance
The Fund’s Form N-CSR and Form N-Q filings are available on the Securities and Exchange Commission’s website at www.sec.gov.
Proxy Voting Policies and Procedures
A description of the policies and procedures that are used by the Fund’s Sub-Adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 855-456-3927; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the Sub-Adviser voted these proxies during the most recent twelve-month period ending December 31 will be available, without charge, upon request by calling 1-855-456-3927 and on the Commission’s website.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019   35

Trustees
Steven A. Baffico
Joseph L. Morea*#
Laurie A. Hesslein*#
Ronald J. Burton*#
Michael Perino*#
Officers
Steven A. Baffico
Tracy Dotolo
Stephanie Trell
Jack P. Huntington
David Brauer
Investment Adviser
Four Wood Capital Advisors LLC
Sub-Adviser
Eagle Asset Management Inc.
Administrator, Custodian & Accounting Agent
The Bank of New York Mellon
Transfer Agent, Dividend Paying Agent and Registrar
American Stock Transfer and Trust Company
Independent Registered Public Accounting Firm
RSM US LLP
Legal Counsel
Dechert LLP

*
Member of Audit Committee

#
Member of Nominating and Corporate Governance Committee

This report, including the financial information herein, is transmitted to the shareholders of Eagle Growth and Income Opportunities Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase their common shares in the open market.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov. Information on Form N-Q is also available on the Fund’s website at www.fwcapitaladvisors.com/funds/egif.
Information on the Fund is available at www.fwcapitaladvisors.com/funds/egif or by calling the Fund’s investor servicing agent at 855-456-3927.
36   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2019

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Eagle Growth and Income Opportunities Fund

By (Signature and Title)*    /s/ Steven A. Baffico

Steven A. Baffico, President

(principal executive officer)

Date 8/30/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Steven A. Baffico

Steven A. Baffico, President

(principal executive officer)

Date 8/30/19

By (Signature and Title)*    /s/ Tracy Dotolo

Tracy Dotolo, Treasurer, Principal Financial Officer and

Principal Accounting Officer

(principal financial officer)

Date 8/30/19

* Print the name and title of each signing officer under his or her signature.